Other current assets	12 Months Ended
Dec. 31, 2017
Other Assets [Abstract]
Other current assets
Other current assets

(In millions of U.S. dollars)	December 31, 2017	December 31, 2016
Reimbursable amounts due from customers	3.9	1.7
Prepaid expenses	3.9	1.3
Deferred tax effect of internal transfer of assets – current portion	9.2	9.2
Derivative financial instruments (1)	—	1.4
VAT receivables	0.7	0.8
Other	1.0	0.7
Total other current assets	18.7	15.1

(1)
Derivative financial instruments consist of unrealized gain on interest rate swaps. On filing for Chapter 11, an event of default under each of our derivative agreements was triggered, resulting in the termination of the derivative financial instruments on September 13, 2017. As a result, the outstanding derivative balance was held at the counterparty claimed value within "Liabilities subject to compromise" on the Consolidated Balance Sheet as at December 31, 2017. Additional disclosure has been provided in Note 22 "Risk management and financial instruments".